Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 5

Dated as of October 19, 2007

to

CREDIT AGREEMENT

Dated as of June 7, 2005

THIS AMENDMENT NO. 5 (“Amendment”) is made as of October 19, 2007 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of June 7, 2005 by and among the Borrower, the Lenders and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

1. Amendment to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:

The definition of Change of Control appearing in Article I of the Credit Agreement is amended and restated in its entirety to read as follows:

“Change of Control” means (i) the acquisition by any Person, or two or more Persons acting in concert (other than Red Mountain Capital Partners LLC, JCF FPK I LP or any affiliate thereof), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower; (ii) other than pursuant to a transaction permitted hereunder, the Borrower shall cease to own, directly or indirectly and free and clear of all Liens or other encumbrances, all of the outstanding shares of voting stock of the Guarantors on a fully diluted basis; or (iii) the majority of the Board of Directors of the Borrower fails to consist of Continuing Directors. The Permitted Restructuring shall not constitute a Change of Control.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (ii) such other instruments and documents as are reasonably requested by the Agent and (b) the Borrower shall have paid, to the extent invoiced, all expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC., as the Borrower

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President & CEO

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION, as Administrative Agent, as LC Issuer and as a Lender

By:	/s/ Steven J. Krakoski
Name:	Steven J. Krakoski
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK OF SCOTLAND plc, as a Lender

By:	/s/ Joseph Fratus
Name:	Joseph Fratus
Title:	First Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gordon W. Wiens
Name:	Gordon W. Wiens
Title:	Sr. Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Michael Powell
Name:	Michael Powell
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

GUARANTY BANK, as a Lender

By:	/s/ Michael J. Ansolabehere
Name:	Michael J. Ansolabehere
Title:	Senior Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

FIRST BANK, as a Lender

By:	/s/ Gil Hector
Name:	Gil Hector
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

BANK LEUMI USA, as a Lender

By:	/s/ Jacques Delvoye
Name:	Jacques Delvoye
Title:	First Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

MANUFACTURERS BANK, as a Lender

By:	/s/ Maureen Kelly
Name:	Maureen Kelly
Title:	Vice President

Signature Page to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the Credit Agreement dated as of June 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 5 is dated as of October 19, 2007 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: October 19, 2007

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC., as a Guarantor		MIDLAND FUNDING NCC-2 CORPORATION, as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President & CEO	Title:	President

ASCENSION CAPITAL GROUP, INC.,		MIDLAND PORTFOLIO SERVICES, INC.,
as a Guarantor		as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	Vice President	Title:	President

MIDLAND INTERNATIONAL LLC,		MIDLAND FUNDING LLC,
as a Guarantor		as a Guarantor

By:	MIDLAND CREDIT MANAGEMENT,	By:	/s/ J. Brandon Black
	INC., its Sole Member	Name:	J. Brandon Black
		Title:	President
By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President & CEO

MRC RECEIVABLES CORPORATION, as a Guarantor

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Signature Page to Consent and Reaffirmation to Amendment No. 5

Encore Capital Group, Inc.

Credit Agreement dated as of June 7, 2005